UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

BLUE RIDGE BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-39165	54-1470908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Seminole Trail Charlottesville, Virginia	22901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 743-6521

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BRBS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to Vote of Security Holders.

On June 15, 2022, Blue Ridge Bankshares, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”) to consider and vote on the following proposals: (1) to elect five Company directors for a term of three years each; (2) to approve an amendment to the Company’s articles of incorporation to declassify the Company’s Board of Directors; (3) to approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 25,000,000 to 50,000,000; and (4) to ratify the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for 2022.

As of April 18, 2022, the record date for the Annual Meeting, there were 18,769,815 shares of the Company’s common stock outstanding and entitled to vote. At the Annual Meeting, there were present in person or by proxy 16,216,798 shares of the Company’s common stock, which constituted a quorum to conduct business at the meeting. The voting results for each proposal are set forth below.

Proposal 1: Election of Directors

The individuals named below were elected to serve as directors of the Company for a three-year term expiring at the 2025 Annual Meeting of Shareholders:

Name	For	Withheld	Non-votes
Brian K. Plum	13,435,873	583,616	2,197,309
Robert S. Janney	12,353,120	1,666,369	2,197,309
Carolyn J. Woodruff	13,768,045	251,444	2,197,309
Elizabeth H. Crowther	13,436,200	583,289	2,197,309
Vance H. Spilman	13,732,766	286,723	2,197,309

Proposal 2: Amendment to the Company’s articles of incorporation to declassify the Company’s Board of Directors

The proposal to amend the Company’s articles of incorporation to declassify the Board of Directors did not receive the affirmative vote of at least 80% of the outstanding shares of the Company’s common stock and therefore was not approved by shareholders.

For	Against	Abstain	Non-votes
13,740,205	144,703	134,581	2,197,309

Proposal 3: Amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 25,000,000 to 50,000,000

Shareholders approved the amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 25,000,000 to 50,000,000.

For	Against	Abstain	Non-votes
15,451,163	695,805	69,829	0

Proposal 4: Ratification of Independent Registered Public Accounting Firm for 2022

Shareholders ratified the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for 2022.

For	Against	Abstain	Non-votes
16,110,084	25,715	80,999	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.
(Registrant)

Date: June 16, 2022	By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer

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